Report of Independent Auditors


To the Shareholders and Trustees
Legg Mason Cash Reserve Trust:

We have audited the accompanying
statement of net assets of Legg
Mason Cash Reserve Trust (the
"Trust") as of August 31, 2003, and
the related statement of operations
for the year then ended, the
statements of changes in net assets
for each of the two years in the
period then ended, and the financial
highlights for each of the five years
in the period then ended.  These
financial statements and financial
highlights are the responsibility of
the Trust's management.  Our
responsibility is to express an
opinion on these financial statements
and financial highlights based on our
audits.

We conducted our audits in
accordance with auditing standards
generally accepted in the United
States.  Those standards require that
we plan and perform the audit to
obtain reasonable assurance about
whether the financial statements and
financial highlights are free of
material misstatement.  An audit
includes examining, on a test basis,
evidence supporting the amounts and
disclosures in the financial
statements and financial highlights.
Our procedures included
confirmation of securities owned as
of August 31, 2003, by
correspondence with the Trust's
custodian and brokers.  An audit also
includes assessing the accounting
principles used and significant
estimates made by management, as
well as evaluating the overall
financial statement presentation.  We
believe that our audits provide a
reasonable basis for our opinion.

In our opinion, the financial
statements and financial highlights
referred to above present fairly, in all material respects, the financial position of Legg Mason Cash
Reserve Trust at August 31, 2003,
the results of its operations for the
year then ended, the changes in its
net assets for each of the two years in
the period then ended, and its
financial highlights for each of the
five years in the period then ended,
in conformity with accounting
principles generally accepted in the
United States.



New York, New York
September 30, 2003